UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 26, 2010
Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     First Amendment to Second Amended and Restated Credit Agreement
     On February 26, 2010, Commercial Metals Company (the “Company”) entered into the First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the lenders from time to time party thereto, BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Wells Fargo HSBC Trade Bank, as Co-Syndication Agents, and Banc of America Securities LLC, BNP Paribas Securities Corp., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Book Managers.
     The Amendment amends and restates in its entirety Section 7.08 of that certain Second Amended and Restated Credit Agreement, dated as of November 24, 2009, providing for a credit facility to the Company in the maximum principal amount of $400,000,000.00 (the “Credit Agreement”), to provide that the Company must maintain an Interest Coverage Ratio of 2.5 to 1 for its third quarter, a six month cumulative Interest Coverage Ratio of 2.5 to 1 as of August 31, 2010, a nine month cumulative Interest Coverage Ratio of 2.5 to 1 as of November 30, 2010, and a twelve month cumulative Interest Coverage Ratio of 2.5 to 1 as of February 28, 2011 and for the end of each fiscal quarter thereafter, and such Interest Coverage Ratio shall be calculated at given times using Consolidated EBITDA and Consolidated Interest Expense.
     Defined terms used herein and not defined herein have the meanings assigned to such terms in the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Form 8-K on December 1, 2009.
     The Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.
     Amendment to Second Amended and Restated Receivables Purchase Agreement
     On February 26, 2010, the Company entered into an Amendment (the “RPA Amendment”) to the Second Amended and Restated Receivables Purchase Agreement, dated April 30, 2008 (the “RPA”), among CMC Receivables, Inc., the Company, Liberty Street Funding LLC, Gotham Funding Corporation, The Bank of Nova Scotia and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch providing for a facility to the Company in the maximum principal amount of $100,000,000.00.
     The RPA Amendment amends and restates in its entirety Section 9.04(d) of the RPA to state that the Company must maintain an Interest Coverage Ratio (as defined in the RPA) of 2.5 to 1 for its third quarter, a six month cumulative Interest Coverage Ratio of 2.5 to 1 as of August 31, 2010, a nine month cumulative Interest Coverage Ratio of 2.5 to 1 as of November 30, 2010, and a twelve month cumulative Interest Coverage Ratio of 2.5 to 1 as of February 28, 2011 and for the end of each fiscal quarter thereafter, and such Interest Coverage Ratio shall be calculated at given times using Consolidated EBITDA and Consolidated Interest Expense.
     Defined terms used herein and not defined herein have the meanings assigned to such terms in the RPA, a copy of which was filed as Exhibit 10.1 to the Company’s Form 8-K, filed May 2, 2008.

     The RPA Amendment is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference. The description of the material terms of the RPA Amendment is qualified in its entirety by reference to such exhibit.
Item 2.05 Costs Associated with Exit or Disposal Activities.
Item 2.06 Material Impairments.
     On February 26, 2010, the Board of Directors of the Company decided to exit the joist and deck business by way of sale and/or closure of those facilities. The decision to exit the joist and deck business is a result of the weak outlook for joist consumption in the United States and the low demand, depressed prices, and shrinking margins, which have led to unacceptable losses for the joist and deck business. The Company is unable at this time to provide a good faith estimate of the amount or range of amounts of the costs and losses on a specific categorical basis associated with the action described above. However, the Company currently estimates that the aggregate costs and after-tax losses to be recorded in the second fiscal quarter may range from $35 to 50 million. The Company will file an amended report on Form 8-K under Items 2.05 and 2.06 after making a final determination of the estimate of the amount or ranges of amounts of the costs and losses on a specific categorical basis associated with the action described above.
Forward-Looking Statements
     Items 2.05 and 2.06 of this Current Report on Form 8-K contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, with respect costs and losses associated with exiting the joist and deck business. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Variances will occur and some could be materially different from our current opinion. Developments that could impact our expectations include the factors described or referenced in the Company’s Form 10-K for the year ended August 31, 2009 or subsequent SEC filings. You should not place undue reliance on these forward-looking statements, which reflect our opinions as of the date of this Current Report. We undertake no obligation to publicly release any revisions to the forward-looking statements after the date of this document.
Item 7.01 Regulation FD Disclosure.
     On February 26, 2010, the Company issued a press release (the “Press Release”) announcing the Amendment, the RPA Amendment, and the decision to exit the joist and decking business by way of sale or closure of those facilities. A copy of the Press Release is attached hereto as Exhibit 99.1. The Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Press Release is qualified in its entirety by reference to such exhibit.
     The information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated February 26, 2010

10.2	Amendment to Second Amended and Restated Receivables Purchase Agreement, dated February 26, 2010
     The following exhibit is furnished with this Form 8-K.
99.1	Press Release, dated February 26, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: February 26, 2010

By:	/s/ William B. Larson
	Name:	William B. Larson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	First Amendment to Second Amended and Restated Credit Agreement, dated February 26, 2010

10.2	Amendment to Second Amended and Restated Receivables Purchase Agreement, dated February 26, 2010
The following exhibit is furnished with this Form 8-K.

99.1	Press Release, dated February 26, 2010